SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2008

COLOURED (US) INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52140	Not Applicable
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

Suite 3.19, 130 Shaftesbury Avenue
London, England	W1D 5EU
(Address of principal executive offices)	(Zip Code)

+44 (0) 20 7031 1189
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01    Entry Into Material Definitive Agreement

On December 12, 2008, Coloured (US) Inc., a Nevada corporation, (the “Registrant” or “Company” or “Coloured”), entered into a Settlement Agreement and General Mutual Release (the “Settlement Agreement”) with Karada Ltd., a company incorporated in the Republic of the Marshall Islands (“Karada”).

Under the terms of the Agreement, Karada received 34,845,950 restricted shares of the common stock of the Company in full and final settlement of a USD $34,845.95 debt owing to Karada by Coloured.

The foregoing description of the Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the agreement, a copy of which is filed as Exhibit 99.1, and incorporated by reference.

Item 9.01    Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits:

Exhibit No.	Description

99.1	Settlement Agreement with Karada Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Coloured (US) Inc.

Date: December 15, 2008	By:	/s/ Lars Brannvall
Lars Brannvall
President